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                                                                    EXHIBIT 23.1


                     CONSENT OF CERTIFIED PUBLIC ACCOUNTANTS



     We have issued our report dated March 10, 2000, accompanying the consolidated financial statements of I.T. Technology, Inc., contained in Amendment No. 3 to Registration Statement on Form SB-2. We consent to the use of the aforementioned report in the Registration Statement, and to the use of our name as it appears under the caption "Experts".



                                             /s/ GRANT THORNTON LLP

Los Angeles, California
April 14, 2000